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                                                                   Exhibit 10.03

                  1987 STOCK OPTION PLAN OF NASHUA CORPORATION

1. PURPOSE. This Plan, which shall be known as the "1987 Stock Option Plan" and is hereinafter referred to as "the Plan", is intended to provide an incentive for certain key employees of Nashua Corporation (the "Corporation") and its subsidiaries, to provide such employees with a proprietary interest or to increase their proprietary interest in the Corporation's success, to encourage them to remain in the employ of the Corporation and to assist in attracting new key employees to the Corporation.

      The word "Corporation" when used herein with reference to employment shall include subsidiaries of the Corporation. The word "subsidiary" when used herein shall mean any corporation a majority of the voting stock of which is owned or controlled, directly or indirectly, by the Corporation.

2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") consisting of at least three Directors of the Corporation appointed by the Board of Directors, provided that the Committee so appointed shall not include any individual who holds or is eligible to receive options under the Plan or has been eligible to receive options under the Plan at any time within the 12-month period immediately preceding the date on which he becomes a member of the Committee. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved or authorized in writing by all of its members, shall be the acts of the Committee. The Committee shall adopt, amend and rescind such rules, regulations and agreement forms as the Committee deems advisable in the administration of the Plan and as hereinafter provided and construe and interpret the Plan, the rules and regulations adopted hereunder and all agreements made hereunder and make all other determinations deemed necessary or advisable by it for the administration of the Plan. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to determine the employees to be granted options.

3.    STOCK OPTION AWARDS.

      (a) AWARDS. The Committee shall determine the number of shares of Stock (as defined in paragraph 4) subject to each option; the option price of the shares subject to each option, which shall not be less than the minimum specified hereinafter; the time or times when each option will be granted, the time or times when each option will become exercisable and the duration of the exercise period; and shall prescribe the terms and provisions of the instruments ("Stock Option Agreements") evidencing options granted hereunder (which need not be identical). Stock options awarded under the Plan may be either incentive stock options within the meaning of Section 422A of the Internal Revenue Code as it may be amended from time to time ("the Code") or options which are not incentive stock options. Except as otherwise provided at time of grant, the Committee may provide that the options will become immediately exercisable if there is a change in control of the Corporation. For purposes of this Plan, a "change in control of the Corporation" means any of the following events:

            (i) The acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under



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                  the Exchange Act) of 20% or more of either (i) the then
                  outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Corporation Voting Securities"), PROVIDED, HOWEVER, that any acquisition by (x) the Corporation or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Corporation Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Corporation Common Stock and Corporation Voting Securities, as the case may be, shall not constitute a change in control of the Corporation; or

            (ii) Individuals who, as of April 28, l989, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to April 28, l989 whose election or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

            (iii) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Corporation Common Stock and Corporation Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and Corporation Voting Securities, as the case may be; or

            (iv) (A) a complete liquidation or dissolution of the Corporation or a (B) sale or other disposition of all or substantially all of the assets of the Corporation other than to a corporation with respect to which, following such sale or



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                  disposition, more than 60% of, respectively, the then
                  outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Corporation Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Corporation Common Stock and Corporation Voting Securities, as the case may be, immediately prior to such sale or disposition.

            Notwithstanding any other provision of the Plan, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options granted after December 31, l986 are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Corporation and its parent and subsidiary corporations) shall not exceed $100,000. The foregoing sentence shall be construed and applied in accordance with Section 422A of the Code and regulations thereunder.

      (b) PRICE. In the case of each option granted under the Plan, the option price shall be not less than the fair market value of Stock on the date of grant of such option. The fair market value of Stock on such date shall be determined in a manner consistent with such directions as the Committee may from time to time issue. The date of grant of any option shall be the date on which the Committee authorizes such grant or such later date as may be designated by the Committee when such grant is authorized.

      (c) TERM OF OPTIONS. Each option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Stock Option Agreement with respect to such option; provided, however, that in any event no incentive stock option shall be exercised more than ten years from the date of grant of the option, and no other option shall be exercised more than ten years and one day from the date of grant of the option.

      (d) NON-TRANSFERABILITY OF OPTION RIGHTS. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee the option shall be exercisable only by the optionee.

      (e) EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH. If, prior to the date that any option shall first be exercisable, the optionee's employment with the Corporation shall be terminated by the Corporation, with or without cause, or by the act, death, incapacity or retirement of the optionee, the optionee's right to exercise such option shall terminate and all rights thereunder shall cease.

            If, on or after the date that any option shall have first become exercisable, an optionee's employment with the Corporation shall be terminated by the Corporation or by the optionee for any reason except death absent a determination by the Committee to the contrary, the optionee shall have the right, within six months after such termination, to exercise such option to the extent that it or any installment thereof shall have accrued at the date of such termination of employment and shall not



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            have been exercised, subject to any other limitation on the exercise of such option in effect at the date of exercise.

            If an optionee shall die within such six month period, or shall die while in the employ of the Corporation on or after the date that the option shall have first become exercisable, the executor or administrator of the estate of the decedent or the person or persons to whom the option shall have been validly transferred pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the optionee's death, to exercise the optionee's option to the extent that it or any installment thereof shall have accrued at the date of termination of employment by death or otherwise and shall not have been exercised, subject to any other limitation on the exercise of such option in effect at the date of exercise. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Corporation unless the Corporation shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option.

            Nothing in the Plan or any Stock Option Agreement shall restrict the Corporation's right to terminate the employment of the optionee at any time with or without cause.

      (f) PAYMENT FOR SHARES. Payment for shares of Stock purchased upon exercise of an option granted hereunder shall be made in full in cash or certified or bank or other check at the time of such exercise.

      (g) ELECTION BY COMMITTEE TO SATISFY OPTIONS BY CASH PAYMENTS. At the time an optionee exercises a stock option, the Committee may elect to satisfy such option by making a cash payment to the optionee in an amount equal to the spread between the option price and the fair market value of the shares subject to such option on date of exercise. The Committee may not make this election, however, with respect to an employee who is an officer or director subject to
            Section 16(b) of the Act except during the period between the third and twelfth day after quarterly or annual earnings are released and unless the option was granted at least six months prior to exercise. If an election is made, the shares subject to the option will not be available for further awards.

            Notwithstanding the foregoing, during the sixty-day period from and after a change in control of the Corporation, each optionee, shall with respect to stock option agreements which so provide have the right (the "LSAR") with respect to any option other than (x) an incentive stock option within the meaning of Section 422A(b) of the Internal Revenue Code of 1986, as amended, granted prior to April 28, 1989, and (y) an option granted to any officer or director of the Company (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended) unless such option was granted more than six months prior to the change in control of the Corporation, in lieu of the payment of the full option price for the shares of common stock of the Corporation ("Shares") subject to such option, to elect (within such sixty-day period) to surrender all or a part of the option to the Corporation and to receive in lieu thereof cash in the amount by which the fair market value per Share on the date of such election shall exceed the option price per Share under the option multiplied by the number of Shares granted under the option as to which a LSAR granted hereunder



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            shall have been exercised. As used in this Section 3(g), the fair market value of a Share on the date of exercise shall mean with respect to an election by an optionee to receive cash in respect of an option, the higher of (x) the highest reported sales price, regular way, of a Share on the Composite Tape for New York Stock Exchange Listed Stocks (the "Composite Tape") during the sixty-day period prior to the date of the change in control of the Corporation and (y) if the change in control of the Corporation is the result of a transaction or series of transactions described in paragraphs (i) or (iii) of the definition of change in control of the Corporation set forth in Section 3(a), the highest price per Share paid in such transaction or series of transactions. The Committee may, in its discretion, settle LSARs in Shares equal in value to the cash that otherwise would have been paid, if to do otherwise would render a transaction ineligible for pooling of interests accounting.

4. STOCK. The shares to be awarded under the Plan shall be shares of the Corporation's Common Stock of the par value of $1.00 per share ("Stock"), and may be either authorized and unissued shares or shares held in the treasury of the Corporation. The total amount of Stock which may be issued pursuant to awards made under the Plan shall not exceed 600,000 shares. Such number of shares is subject to adjustment in accordance with the provisions of paragraph 6. Stock as to which stock options terminate or expire without being exercised shall be available for further awards.

5. ELIGIBILITY. Awards may be granted hereunder only to persons who are employees of the Corporation or one of its subsidiaries, whether or not officers or members of the Board of Directors of the Corporation or any of its subsidiaries. No member of the Board of Directors of the Corporation who is not an employee of the Corporation or one of its subsidiaries and no member of the Committee shall be eligible to receive an award under the Plan.

      Any individual may hold more than one award and may at any one time and from time to time be granted incentive stock options and options which are not incentive stock options; provided that the aggregate number of shares of Stock which may be issued under the Plan to any one individual shall not exceed 60,000, subject to adjustment in accordance with the provisions of paragraph 6.

6. ADJUSTMENTS FOR CHANGES IN CAPITALIZATION. In the event of any change in or exchange of outstanding Stock of the Corporation by reason of a stock dividend, recapitalization or exchange of shares, or otherwise, the class and aggregate number of shares as to which awards may be granted under the Plan and available for issue under the Plan, the total number of shares which may be issued to any one individual under the Plan, the class and number of shares subject to each outstanding award and the price per share in each outstanding option shall be appropriately adjusted by the Committee. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an award.

7. RIGHTS AS A STOCKHOLDER. No holder of an award shall have any rights as a stockholder with respect to any share covered by his award until he shall have become the holder of record of such share, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights in respect of such share for which the record date is prior to the date on which he shall have become the holder of record thereof.



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8.    AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board of
      Directors at any time may terminate, and at any time and from time to time, and in any respect, may amend or modify, the Plan; provided, however, that no such action of the Board of Directors, without approval of the stockholders, may (a) increase the total amount of shares of Stock which may be issued under the Plan, or the aggregate number of shares of Stock which may be issued under the Plan to any one individual, except as contemplated in paragraph 6, (b) change the manner of determining the option price, (c) withdraw the administration of the Plan from the Committee or (d) permit any person while a member of the Committee to be eligible to receive an award under the Plan; and provided, further, that no amendment, modification or termination of the Plan shall in any manner affect any award theretofore granted under the Plan without the consent of the holder of the award.

9. COMPLIANCE WITH LAWS. At the time of the grant, exercise or payment of any award, the Corporation may, if it shall deem it necessary or desirable for any reason connected with any law or regulation of any governmental authority relating to the regulation of securities, require the holder of the award to make such representations regarding his acquisition of the Stock or agree to comply with such restrictions on the transfer of the Stock as the Committee may specify. If such representations are required, no shares shall be issued to such holder unless and until the Corporation is satisfied as to the correctness of such representations.

      Every award shall be subject to the condition that no Stock shall be issued or other action taken pursuant to such award if such issue or action would be contrary to any enactment or regulation for the time being in force of the United States of America or of any other country having jurisdiction in relation thereto. The Corporation shall not be bound to take any action to obtain the consent of any governmental authority to such issue or to take any action to ensure that any such issue shall be in accordance with any such enactment or regulation if such action could in the opinion of the Committee be unduly onerous.

10. FINALITY OF DETERMINATIONS. Each determination, interpretation or other action made or taken pursuant to the provisions of the Plan by the Board of Directors or the Committee shall be final and shall be binding and conclusive for all purposes and upon all persons, including, but without limitation thereto, the Corporation, the stockholders, the Committee and each of the members thereof, and the Directors, officers, and employees of the Corporation and its subsidiaries, the holders of awards under the Plan, and their respective successors in interest.

11. WITHHOLDING TAXES. In the case of (a) disqualifying transfers with respect to incentive stock options and (b) exercises of stock options which are not incentive stock options, the employee or other person who received Stock shall be required to pay to the Corporation or a subsidiary of the Corporation the amount of any Federal or state taxes which the Corporation or such subsidiary is required to withhold with respect to such Stock.

12. EFFECTIVE DATE AND DURATION. The Plan shall become effective on February 27, l987, subject to approval of the shareholders of the Corporation. No awards shall be granted under the Plan after February 26, l997.


(As Amended 10/97)